                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

        This Fourth Amendment to Credit Agreement ("Amendment"), dated May 23, 2000, is entered into by and among PNC Bank, National Association ("Bank"), RMH Teleservices, Inc. ("Borrower"), and RMH Teleservices International, Inc. ("Surety").


                                  Background
                                  ----------

        A. Borrower and Bank are parties to a certain letter agreement, dated March 21, 1997 (as amended, supplemented, replaced, restated or otherwise modified from time to time, "Credit Agreement"), pursuant to which Bank established for the benefit of Borrower a line of credit in the maximum aggregate principal amount of Fifteen Million Dollars ($15,000,000). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Credit Agreement.

        B. Bank and Borrower desire to modify the terms and conditions of the Credit Agreement as more fully set forth herein.

                             Terms and Conditions
                             --------------------

        NOW, THEREFORE, with the foregoing background hereinafter incorporated by reference, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

        1.    Base Rate Option: The Credit Agreement is hereby amended by
              ----------------
deleting Subsection 2(i) in its entirety and replacing it with the following:

              i.    Base Rate Option. A rate of interest per annum (computed on
                    ----------------
        the basis of a year of 360 days and the actual number of days elapsed) equal to rate of interest announced from time to time by Bank at its principal office as its prime rate, which rate may not be the lowest interest rate then being charged commercial borrowers by Bank (the "Prime Rate") minus three quarters of one percent (0.75%). If and when
                      -----
        the Prime Rate changes, the rate of interest on the principal of the Line of Credit bearing interest under the Base Rate Option will change automatically without notice to Borrower, effective on the date of any such change.

       2.    Negative Covenants: The Credit Agreement is hereby amended by
             ------------------
deleting Subsections III (b) and III(f) of Exhibit "A" in their entirety and replacing them with the following:


                    (b) Borrower will not, nor suffer or permit any Subsidiary to, create, incur, guarantee, endorse (except endorsements in the course of collection), assume or suffer to exist any indebtedness, except: (i) indebtedness to the Bank, (ii) open account trade debt incurred in the ordinary course of business, (iii) other indebtedness disclosed on the Borrower's latest Financial Statements which have been provided to the Bank prior to the date of this letter, (iv) purchase money indebtedness (including capitalized lease obligations) incurred for the acquisition of fixed assets, limited in amount to $500,000 at any time outstanding in the aggregate for Borrower and all Subsidiaries, (v) indebtedness of Borrower to Subsidiaries, as evidenced by that certain Subordinated Promissory Note, dated September 30, 1996, executed by Borrower to Teleservices Management Company in the original principal amount of $37,448,600 and that certain Subordinated Promissory Note, dated October 16, 1997 executed by Borrower to Teleservices Technology Company in the original principal amount to of $1,010,000, provided such indebtedness is subordinated to the indebtedness of Borrower to Bank, subject to payment terms and subordination provisions acceptable to Lender, in its sole discretion, or (vi) indebtedness of Borrower to Her Majesty the Queen in right of the Province of New Brunswick, as requested by the Minister of Economic Development, Tourism and Culture ("MEDTC") in a principal amount not to exceed $5,000,000 (Canadian Dollars), such amount to be forgiven at the rate of $5,000 (Canadian dollars) (plus accrued interest) for each new full time employee position established by Borrower at the Canadian facility, pursuant to the terms of that certain Loan Agreement, dated March 31, 1999, by and between Borrower and MEDTC, as amended, supplemented, restated, replaced or otherwise modified from time to time, with the remaining principal balance and accrued but unpaid interest to be due and payable on March 31, 2003; provided that Borrower shall make no monetary repayment to MEDTC for such indebtedness prior to the above listed maturity date.

               (f) Subject to Subsection (a) above, Borrower and each of its subsidiaries will not incur, create or assume any commitment to make any direct or indirect payment, whether rent or otherwise, under any lease rental or other arrangement for the use of real or personal property, except for: (i) operating leases with Bank or its affiliates, or (ii) operating leases with other parties so long as the aggregate outstanding obligations, direct or indirect, due or to become due, under all such leases does not exceed $9,500,000.

     3.   Representations and Warranties: Borrower and Surety each represents
          ------------------------------
and warrants to Bank that:

          (a) the execution, delivery and performance by Borrower and Surety of this Amendment and the transactions contemplated herein: (i) are and will be within corporate powers of Borrower and Surety; (ii) have been authorized by all necessary corporate action; (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which Borrower or Surety or any property of Borrower or Surety is bound; and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of incorporation or bylaws or any indenture, agreement or undertaking to which Borrower or Surety is a party or by Borrower or Surety or property of Borrower or Surety is bound;

          (b) this Amendment and any other agreements, instruments or documents executed and/or delivered in connection herewith, shall be valid, binding and enforceable against Borrower and Surety, in accordance with their respective terms;

          (c) each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to, the Credit Agreement, as amended hereby, and all related agreements, instruments and documents are true and correct as of the date hereof as to Borrower and Surety, as applicable;

          (d) no Event of Default and no event which, with the passage of time, giving of notice, or both, would become an Event of Default under the Credit Agreement, has occurred or is existing.

     4.   Confirmation of Indebtedness: Borrower ratifies and reaffirms all of
          ----------------------------
its obligations to Bank under the Credit Agreement and related agreements, instruments and documents and agrees that the same are owing to Bank without any deduction, defense, setoff, claim or counterclaim, of any nature.

     5.   Reaffirmation by Surety: Surety, by its execution of this Amendment,
          -----------------------
hereby unconditionally consents to the terms and conditions of this Amendment and the transactions contemplated herein. Surety further reaffirms its obligations under its surety agreement in favor of Bank and acknowledges and agrees that it continues to be liable as surety for all of the liabilities, debts and obligations of Borrower to Bank under the Credit Agreement, as amended hereby. Surety further confirms and agrees that the execution and delivery of this Amendment does not in any way impair any obligations of Surety to Bank under its surety agreement and that the terms and conditions of such surety agreement remain unchanged and in full force and effect and that such surety agreement constitutes the valid, binding and enforceable obligation of Surety, in accordance with its terms, without any deduction, defense, setoff, claim or counterclaim, of any nature.

     6.   Conditions to Closing: The obligation of Bank to enter into this
          ---------------------
Amendment are subject to, and this Amendment shall become effective upon ("Effective Date"), the following conditions having been satisfied in full to the complete satisfaction of Bank:

          (a) Borrower shall have delivered to Bank the following documents (all to be in form and substance acceptable in all respects to Bank):

          (i)    this Amendment properly executed by Borrower and Surety;

          (ii) a certificate from the chief financial officer of Borrower certifying, as of the Effective Date, (A) that all of the conditions specified in this Section have been fulfilled, and (B) that there has not occurred any material adverse change, in the operations, condition (financial or otherwise) and business prospects of Borrower since November 24, 1999;

          (iii) a certificate from the secretary of Borrower certifying, as of the Effective Date, (A) that the articles or certificate of incorporation and bylaws of such Borrower, copies of which were all previously delivered to Bank remain in full force and effect on the date hereof and have not been amended, supplemented, revoked, repealed or otherwise modified since the delivery to Bank of such organizational documents, except by those amendments which were previously delivered to Bank or attached to such certification, and (B) copies of resolutions adopted by the board of directors of such Borrower authorizing the execution of this Amendment and any other agreement, instrument or other document required to be executed and/or delivered by such Borrower under any section hereof and authorizing the performance of the transactions contemplated herein;

          (iv) a certificate of incumbency from the secretary of Borrower identifying, as of the Effective Date, the names and titles of the officers of Borrower authorized by specific resolution adopted by the board of directors of Borrower to execute this Amendment and related agreements, instruments or other documents, along with specimen signatures of such officers; and

          (v) a certificate from the secretary of Surety certifying, as of the Effective Date, (A) that the articles or certificate of incorporation and bylaws of such Surety, copies of which were all previously delivered to Bank remain in full force and effect on the date hereof and have not been amended, supplemented, revoked, repealed or otherwise modified since the delivery to Bank of such organizational documents, except by those amendments which were previously delivered to Bank or attached to such certification, and (B) copies of resolutions adopted by the board of directors of such Surety authorizing the execution of this Amendment and any other agreement, instrument or other document required to be executed and/or delivered by such Surety under any section hereof and authorizing the performance of the transactions contemplated herein;

          (vi) a certificate of incumbency from the secretary of Surety identifying, as of the Effective Date, the names and titles of the officers of Surety authorized by specific resolution adopted by the board of directors of Surety to execute this Amendment and related agreements, instruments or other documents, along with specimen signatures of such officers; and

          (vii) such other agreements, instruments, and documents required to be executed and/or delivered under any provision of the Credit Agreement, as amended hereby, or as Bank may reasonably determine to carry out the intentions of parties hereunder;

          (b) no Event of Default and no event or condition which, with the passage of time, the giving of notice, or both, would constitute an Event of Default under the Credit Agreement, has occurred or is existing; and

          (c) payment or reimbursement by Borrower of all fees owing to Bank and Expenses (including, without limitation, attorneys' fees) incurred by Bank to analyze, prepare and negotiate and conclude this Amendment and all related agreements and transactions described herein.

     7.   Non-Waiver: This Amendment does not and shall not be deemed to
          ----------
constitute a waiver by Bank of any breach or violation of any representation, warranty or covenant made or agreed to by Borrower under the Credit Agreement, as amended hereby, and all claims and rights of Bank resulting from any such breach or violation are expressly reserved by Bank. This Amendment does not obligate Bank to agree to any further extension or any other modification of the Credit Agreement nor does it constitute a course of conduct or dealing on behalf of Bank or a waiver of any other rights or remedies of Bank. No omission or delay by Bank in exercising any right or power under this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

     8.   Incorporation: This Amendment (including, without limitation, any
          -------------
covenants contained herein) shall amend, and is incorporated into and made part of, the Credit Agreement. All references to the Credit Agreement contained in the Credit Agreement or other Loan Documents shall be deemed, for all purposes, to refer to the Credit Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms, conditions and provisions of the Credit Agreement are hereby ratified and continue unchanged and remain in full force and effect.


     9.   No Modification: No modification of this Amendment or of any agreement
          ---------------
referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     10.  Headings: The headings of any section or paragraph of this Amendment
          --------
are for convenience only and shall not be used to interpret any provision of this Amendment.

     11.  Successor and Assigns: This Amendment will be binding upon and inure
          ---------------------
to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     12.  Governing Law: This Amendment shall be governed by, and construed and
          -------------
enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rule.

     13.  Severability: The provisions of this Amendment are to be deemed
          ------------
severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     14.  Execution by Counterparts and Facsimile: This Amendment may be
          ---------------------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.


                     [SIGNATURES CONTAINED ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, execute this Amendment on the date first above written.

                                 BANK:
                                 -----

                                   PNC Bank, National Association


                                   By: /s/ Karen Shoener
                                       ------------------------------------
                                   Name:   KAREN SHOENER
                                   Title:  VP


                                 BORROWER:
                                 ---------

                                   RMH Teleservices, Inc.

                                   By: /s/ Noah Asher
                                       ------------------------------------
                                   Name:  NOAH ASHER
                                   Title: CFO

                                 SURETY:
                                 ------

                                   RMH Teleservices International, Inc.


                                   By: /s/ Robert M Berwanger
                                       ------------------------------------
                                   Name: ROBERT BERWANGER
                                   Title:

                                                                        Page S-1